UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULED 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
☒	Definitive Additional Materials
[	]	Soliciting Material Pursuant to sec.240.14a-12

Southern California Edison Company

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

______________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

______________________________________________________________________________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

______________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5)	Total fee paid:

______________________________________________________________________________

[	]	Fee paid previously with preliminary materials.

______________________________________________________________________________

[ ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

_____________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.

_____________________________________________________________________________

(3)	Filing Party:

_____________________________________________________________________________

(4)	Date Filed:

_____________________________________________________________________________

SCE additional materials voting scripts.htm

Southern California Edison Company – Online Proxy Voting

Proxy – Southern California Edison Company

[Name of holder will appear here]

Annual Meeting – April 27, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOHN E. BRYSON and THOMAS R. McDANIEL are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Southern California Edison Company to be held at the Pacific Palms Conference Resort, One Industry Hills Parkway, City of Industry, California 91744, on April 27, 2006, at 10:00 a.m., Pacific Time, or at any adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matters listed below.

The shares will be voted as indicated on this card. WHERE NO INDICATION IS SHOWN, THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED FOR ITEM 1. In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

__	Check this box to cast your vote in accordance with the recommendations of Southern California Edison Company Management

Election of Directors – The Board of Directors recommends a vote "FOR" Item 1.

1. Election of Directors

__	For all Nominees	__ Withhold vote from all Nominees
__	For all Nominees EXCEPT those selected below

__ 01 – J. E. Bryson
__ 02 – F. A. Córdova
__ 03 – C.B. Curtis
__ 04 – A. J. Fohrer
__ 05 – B.M. Freeman
__ 06 – B. Karatz
__ 07 – L.G. Nogales
__ 08 – R.L. Olson
__ 09 – J.M. Rosser
__ 10 – R.T. Schlosberg, III
__ 11 – R.H. Smith
__ 12 – T.C. Sutton

Optional Question

HOUSEHOLDING

If you receive more than one set of Proxy Materials at the address shown on this proxy card and have no need for the extra copies, please mark this box with an X. Proxy cards will continue to be mailed to this account. Please make sure that at least one account continues to receive these Materials

___ YES	___ NO

SCE additional materials voting scripts.htm

__	Click here if you are attending the meeting.

Choose your voting options above and click "Continue" to view a summary of your voting instructions.

Continue

___________________________________________________________________________________________

Southern California Edison Company

Computershare Investor Services

250 Royall Street

Canton, MA 02021

Contact Computershare

Services provided by

Computershare

SCE additional materials voting scripts.htm

Caller requesting to vote proxy as recommended by the Board of Directors

Dialog between application and the caller
IVR:	Welcome to Computershares’s Express Voting Service. <pause>

To vote, you’ll need to supply some information from your proxy card, this will only take a moment. If you don’t have your card handy, feel free to hang-up and call back when you’re ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.

Caller:
IVR:	Next, I’m going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.
Caller:
IVR:	Thank you, please hold while I verify those numbers.
This message will play repeatedly until the host system responds	three seconds of silence followed by...) ...still verifying (three more seconds of silence)...please continue to hold...
IVR:	Ok, you’ll be voting your proxy for...
Southern California Edison Company

Before you can vote, I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your proxy access number. Please enter that number now.

Caller:
IVR:	Thank you, please hold while I verify that number...
This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...still verifying...

SCE additional materials voting scripts.htm

IVR:	Ok, now to cast your vote....
IVR:	You can vote one of two ways. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.
Caller:	Presses 1
IVR:

Before processing your vote there is also one question we would like to ask you. If you would like to discontinue mailing proxy materials to this account press 1 for yes press 2 for no or to cancel and start the voting process from the beginning press star.

Caller:	Presses 1
IVR:	If you’re planning on attending the annual meeting, press 1. Otherwise, press 2
Caller:	Presses 1
IVR:	Ok, just to confirm. You’ve elected to vote all proposals in accordance with the recommendations of the Board of Directors.
IVR:	If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.
Caller:	Presses 1
IVR:	Please hold while I record your vote.
This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...please continue to hold...
IVR:

Your vote has been recorded. It is not necessary for you to mail in your proxy card and we look forward to seeing you at the meeting. If you have another proxy card or wish to change your vote, press 1, otherwise I’m now going to end this call.

Caller:	timeout
IVR:	Thank you for voting, goodbye.
Caller:	Hang-up.

SCE additional materials voting scripts.htm

Caller requesting to vote withholding from specific nominees

Dialog between application and the caller
IVR:	Welcome to Computershares’s Express Voting Service. <pause>

To vote, you’ll need to supply some information from your proxy card, this will only take a moment. If you don’t have your card handy, feel free to hang-up and call back when you’re ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.

Caller:	0 1 1 0 6 0
IVR:	Next, I’m going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.
Caller:	5 1 5 #
IVR:	Thank you, please hold while I verify those numbers.
This message will play repeatedly until the host system responds	three seconds of silence followed by...) ...still verifying (three more seconds of silence)...please continue to hold...
IVR:	Ok, you’ll be voting your proxy for...
Southern California Edison Company

Before you can vote, I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your proxy access number. Please enter that number now.

Caller:	9 9 3 01
IVR:	Thank you, please hold while I verify that number...
This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...still verifying...

SCE additional materials voting scripts.htm

IVR:	Ok, now to cast your vote....
IVR:	You can vote one of two ways. To vote the proposal in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.
Caller:	Presses 2
IVR:	Ok, let’s vote on each proposal.
IVR:	Proposal number 1. The Board of Directors recommends a vote for all nominees.

You have three ways to vote this item. You can vote for all nominees, withhold from all nominees or withhold from individual nominees. To vote for ‘all’ nominees, press 1; withhold from all, press 2 or withhold from individual nominees, press 3. To cancel and start over, press star.

Caller:	Presses 3
IVR:	Okay, we will withhold the nominees you specify...
For each nominee listed on your card, there is a corresponding two-digit number. Enter the number corresponding to the nominee you want to withhold.
Caller:	Presses 0 2
IVR:	Ok, withholding from nominee number....
...two.
To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold press zero. If you’ve made a mistake and want to start over, press star.
Caller:	Presses 0 4
IVR:	Ok, withholding from nominee number....
...four.
To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold press zero. If you’ve made a mistake and want to start over, press star.
Caller:	Presses 0 6
IVR:	Ok, withholding from nominee number....

SCE additional materials voting scripts.htm

...six.
To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold press zero. If you’ve made a mistake and want to start over, press star.
Caller:	Presses 0
IVR:	Ok, finished withholding for nominees
IVR:

Before processing your vote there is also one question we would like to ask you. If you would like to discontinue mailing proxy materials to this account press 1 for yes press 2 for no or to cancel and start the voting process from the beginning press star.

Caller:	Presses 1
IVR:	If you’re planning on attending the annual meeting, press 1. Otherwise, press 2
Caller:	Presses 1
IVR:	Ok, you’ve finished voting but before we process your vote let me list your choices and then you can confirm your vote at the end.
You’ve elected to vote as follows....
For proposal number 1, you voted for all nominees except nominee...
2, 4 and 6.
If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.
Caller:	Presses 1
IVR:	Please hold while I record your vote.
This message will play repeatedly until the host system responds	(three seconds of silence followed by...) ...please continue to hold...
IVR:

<earcon> Your vote has been recorded. It is not necessary for you to mail in your proxy card and we look forward to seeing you at the meeting. If you have another proxy card or wish to change your vote, press 1, otherwise I’m now going to end this call.

Caller:	timeout

SCE additional materials voting scripts.htm

IVR:	Thank you for voting, goodbye.
Caller:	Hang-up.

SCE additional materials voting scripts.htm